Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock, Par Value $0.01 Per Share

of

First American Capital Corporation

Pursuant to the Offer to Purchase, dated March 2, 2007

THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. KANSAS CITY, MISSOURI TIME, ON FRIDAY, MARCH 30, 2007, UNLESS THE COMPANY EXTENDS THE TENDER OFFER.

The depositary for the tender offer is:

UMB BANK, n.a.

By Registered or First Class Mail: First American Capital Exchange c/o UMB Bank, n.a. P.O. Box 859208 Braintree, MA 02185-9208	By Overnight Delivery: First American Capital Exchange c/o UMB Bank, n.a. 161 Bay State Drive Braintree, MA 02184	By Hand: First American Capital Exchange c/o UMB Bank, n.a. 928 Grand Blvd. 5th Floor Kansas City, MO 64106

***	Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration (attach additional signed list if necessary): See Instruction 6.
1st: 2nd: 3rd: 4th: 5th: 6th:

*	Need not complete if shares are delivered by book-entry transfer.

**	If you desire to tender fewer than all shares evidenced by any certificate (s) listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificate (s) will be deemed to have been tendered. See Instruction 4.

***	If you do not designate an order and the Company purchases less than all shares tendered due to proration, the depositary will select the shares that the Company will purchase. See Instruction 6.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Names(s) Appear(s) on Certificate(s))	Certificate(s) Tendered (Attach and Sign Additional List if Necessary)

	Certificate Number(s)*	Number of Shares Represented By Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered

Delivery of this letter of transmittal to an address other than one of those set forth above will not constitute a valid delivery. You must deliver this letter of transmittal to the depositary. Deliveries to First American Capital Corporation (the “Company”) will not be forwarded to the depositary and, therefore, will not constitute valid delivery to the depositary. Delivery of the letter of transmittal and any other required documents to the book-entry transfer facility will not constitute delivery to the depositary.

You should use this letter of transmittal if you are causing the shares to be delivered by book-entry transfer to the depositary’s account at the Depository Trust Company (“DTC,” which is hereinafter referred to as the “book-entry transfer facility”) pursuant to the procedures set forth in Section 3 of the offer to purchase. Only financial institutions that are participants in the book-entry transfer facility’s system may make book-entry delivery of the shares.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

You should use this letter of transmittal only if (1) you are also enclosing certificates for the shares you desire to tender, or (2) you intend to deliver certificates for such shares under a notice of guaranteed delivery previously sent to the depositary, or (3) you are delivering shares through a book-entry transfer into the depositary’s account at The Depository Trust Company (i.e., the book-entry transfer facility) in accordance with Section 3 of the offer to purchase.

If you desire to tender shares in the tender offer, but you cannot deliver the certificates for your shares and all other required documents to the depositary by the expiration date (as set forth in the offer to purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your shares according to the guaranteed delivery procedures set forth in Section 3 of the offer to purchase. See Instruction 2. Delivery of the letter of transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

☐	Check here if you are delivering tendered shares pursuant to a notice of guaranteed delivery that you previously sent to the depositary and complete the following:

Name(s) of Tendering Stockholder(s):

Date of Execution of notice of guaranteed delivery:

Name of Institution that Guaranteed Delivery:

☐	Check here if any certificates evidencing the shares you are tendering with this letter of transmittal have been lost, stolen, destroyed or mutilated. If you check this box, you must complete the affidavit of loss form and return it with your letter of transmittal. See Instruction 13.

☐	Check here if you are a financial institution that is a participating institution in the book-entry transfer facility’s system and you are delivering the tendered shares by book-entry transfer to an account maintained by the depositary at the book-entry transfer facility, and complete the following:

Name(s) of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CHECK ONLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY SHARES.

SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER (SEE INSTRUCTION 5)

☐	The undersigned wants to maximize the chance of having the Company purchase all shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby, tenders shares. and is willing to accept the purchase price determined by the Company pursuant to the tender offer (the “Purchase Price”). This action could result in receiving a price per share as low as $1.00.

-OR-

SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

(SEE INSTRUCTION 5)

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the Purchase Price is less than the price checked below. A stockholder who desires to tender shares at more than one price must complete a separate letter of transmittal for each price at which the stockholder tenders shares. You cannot tender the same shares at more than one price, unless you have previously validly withdrawn those shares tendered at a different price in accordance with Section 4 of the offer to purchase.

Price (in Dollars) Per Share at Which Shares Are Being Tendered

☐ $1.00	☐ $1.35	☐ $1.70
☐ $1.05	☐ $1.40	☐ $1.72
☐ $1.10	☐ $1.45
☐ $1.15	☐ $1.50
☐ $1.20	☐ $1.55
☐ $1.25	☐ $1.60
☐ $1.30	☐ $1.65

You WILL NOT have validly tendered your shares unless you check ONE AND ONLY ONE BOX IN THIS FRAME.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 8, 9 and 10)

Complete this box ONLY if the check for the aggregate Purchase Price of shares purchased (less the amount of any federal income or backup with holding tax required to be withheld) and/or certificate for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above. Medallion signature guarantee required.

Issue to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(See Substitute Form W-9 Included

Herewith)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1 and 9)

Complete this box ONLY if the check for the aggregate Purchase Price of shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or certificate for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box on page 1. Medallion signature guarantee required.

Deliver to:

Name:

(Please Print)

Address:

(Include Zip Code)

Ladies and Gentlemen:

The undersigned hereby tenders to First American Capital Corporation, a Kansas corporation (the “Company”), the above-described shares of the Company’s common stock, par value $0.01 per share. The tender of the shares is being made at the price per share indicated in this letter of transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in this letter of transmittal and in the Company’s offer to purchase, dated March 2, 2007, receipt of which is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, shares tendered with this letter of transmittal in accordance with the terms of the tender offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all of the shares tendered hereby which are so accepted and paid for; (2) orders the registration of any shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of the Company; and (3) appoints the depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of the Company, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the depositary, as the undersigned’s agent, of the Purchase Price with respect to such shares;

(b) present certificates for such shares for cancellation and transfer on the Company’s books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

The undersigned understands that the Company will, upon the terms and subject to the conditions of the tender offer, determine a single per share price, not greater than $1.72 nor less than $1.00 per share (the “Purchase Price”), which it will pay for shares validly tendered and not validly withdrawn pursuant to the tender offer, after taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that, upon the terms and subject to the conditions of the offer, the Company will look at the prices chosen by tendering stockholders within the price range specified and it will select for purchase (subject to proration, as discussed below) those tendered shares with the lowest tender price first and then those tendered shares with increasing tender prices (in multiples of $0.05 above $1.00 up to $1.70 and up to $1.72), up to a tender price level at which the product of the number of all such selected tendered shares, multiplied by the highest tender price at which such shares are so selected, first equals or exceeds $500,000.

The undersigned further understands that, if holders of more than $500,000 in aggregate value of shares properly tender their shares at or below the determined price per share, the Company will purchase shares tendered by such holders, at the determined price per share, on a pro rata basis, with appropriate adjustments to avoid purchases of fractional shares, determined by dividing the remaining number of shares to be purchased by the Company in the Offer to Purchase by the number of all shares tendered. The undersigned understands that the Company reserves the right to purchase more than $500,000 maximum aggregate value of shares pursuant to the tender offer, subject to certain limitations and legal requirements as set forth in the Offer to Purchase. The Company will purchase all shares validly tendered at or below the Purchase Price and not validly withdrawn, subject to the conditions of the tender offer and the proration provision described in the offer to purchase. The undersigned understands that all stockholders whose shares are purchased by the Company will receive the same Purchase Price for each share purchased in the tender offer.

The undersigned hereby covenants, represents and warrants to the Company that:

(a) the undersigned has a net long position in the shares at least equal to the number of shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the shares in compliance with Rule 14e-4 under the Exchange Act;

(b) has full power and authority to tender, sell, assign and transfer the shares tendered hereby;

(c) when and to the extent the Company accepts the shares for purchase, the Company will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances; conditional sales agreements or other obligations relating to their sale or transfer, and the shares will not be subject to any adverse claims or rights;

(d) the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and accepted for purchase; and

(e) the undersigned has read and agrees to all of the terms of the tender offer.

The undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the offer to purchase and in the Instructions to this letter of transmittal will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the Purchase Price.

The undersigned recognizes that under certain circumstances set forth in the offer to purchase, the Company may terminate or amend the tender offer; or may postpone the acceptance for payment of, or the payment for, shares tendered, or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required, to be withheld), and any certificates for shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown in the box on page 1. In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or return any shares not tendered or not purchased in the name (s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that the Company has no obligation under the Special Payment Instructions to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer if the Company purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

STOCKHOLDER(S) SIGN HERE

(See Instructions 1 and 7)

(Please Complete Substitute Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 7.

Signature(s) of Stockholder(s)

Dated:                                                              , 2007

Name(s):

(Please Print)

Capacity (Full title):

Address:

(Please Include Zip Code)

(Area Code) Telephone Number:

Taxpayer Identification or

Social Security No.:

GUARANTEE OF SIGNATURE(S)

(If Required, See Instructions 1 and 8)

Authorized Signature

Name(s)

Name of Firm

Address

Address Line 2

(Area Code) Telephone No.

Dated:                                                              , 2007

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS OF THE TENDER OFFER

1. Guarantee of Signatures. Except as otherwise provided in this Instruction, all signatures on this letter of transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under, the Exchange Act (an “Eligible Institution”). Signatures on this letter of transmittal need not be guaranteed if either (a) this letter of transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this letter of transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” Or “Special Delivery Instructions” in this letter of transmittal; or (b) such shares are tendered for the account of an Eligible Institution. See Instruction 9. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 9.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. You should use this letter of transmittal only if you are (a) forwarding certificates with this letter of transmittal, (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the depositary, or (c) causing the shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the offer to purchase. In order for you to validly tender shares, the depositary must receive certificates for all physically tendered shares, or a confirmation of a book-entry transfer of all shares delivered electronically into the depositary’s account at the book-entry transfer facility, together in each case with a properly completed and duly executed letter of transmittal, or an Agent’s Message in connection with book-entry transfer, and any other documents required by this letter of transmittal, at one of its addresses set forth in this letter of transmittal by the expiration date (as defined in the offer to purchase).

The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility, tendering the shares that the participant has received and agrees to be bound by the terms of the letter of transmittal, and that the Company may enforce this agreement against the participant.

Guaranteed Delivery. If you cannot deliver your shares and all other required documents to the depositary by the expiration date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your shares, pursuant to the guaranteed delivery procedure described in Section 3 of the offer to purchase, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by the Company, specifying the price at which you are tendering your shares, including (where required) a Guarantee by an Eligible Institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the depositary to receive the notice of guaranteed delivery by the expiration date; and (3) ensure that the depositary receives the certificates for all physically tendered shares or book-entry confirmation of electronic delivery of shares, as the case may be, together with a properly completed and duly executed letter of transmittal with any required signature guarantees or an Agent’s Message, and all other documents required by this letter of transmittal, within three New York Stock Exchange, Inc. trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the offer to purchase.

The notice of guaranteed delivery may be delivered by hand, facsimile transmission or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the expiration date.

The method of delivery of all documents, including certificates for shares, is at the option and risk of the tendering stockholder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure delivery.

The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. By executing this letter of transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered shares.

3. Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers, the number of shares represented by the certificate (s) and the number of shares tendered with respect to each certificate on a separate signed schedule attached to this letter of transmittal.

4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If you wish to tender (i.e., offer to sell) fewer than all of the. shares evidenced by any certificate(s) that you deliver to the depositary, fill in the number of shares that you wish to tender (i.e., offer for sale) in the column entitled “Number of Shares Tendered.” In this case, if the Company purchases some but not all of the shares that you tender, the Company will issue to you a new certificate for the unpurchased shares. The new certificate will be sent to the registered holder(s) as promptly as practicable after the expiration date. Unless you indicate otherwise, all shares represented by the certificate(s) listed and delivered to the depositary will be deemed to have been tendered. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, any tendered but unpurchased shares will be credited to the appropriate account maintained by the tendering stockholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the stockholder.

5. Indication of Price at Which Shares are Being Tendered. In order to validly tender your shares by this letter of transmittal, you must either

a. check the box under “SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER” in order to maximize the chance of having the Company purchase all of the shares that you tender (subject to the possibility of proration); OR

b. check one of the boxes indicating the price per share at which you are tendering shares in the section entitled “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER.”

YOU MUST CHECK ONE, AND ONLY ONE, BOX. If you check more than one box or no boxes, then you will be deemed not to have validly tendered your shares. If you wish to tender portions of your different share holdings at different prices, you must complete a separate letter of transmittal for each price at which you wish to tender each such portion of your share holdings. You cannot tender the same shares at more than one price (unless, prior to tendering previously tendered shares at a new price, you validly withdrew those shares in accordance with Section 4 of the offer to purchase).

By checking the box under “Shares Tendered at Price Determined Pursuant to the Tender Offer” you agree to accept the Purchase Price resulting from the tender offer process, which may be as low as $1.00 or as high as $1.72 per share. By checking a box under “Shares Tendered at Price Determined by Stockholder,” you acknowledge that doing so could result in none of the shares you tender being purchased if the Purchase Price for the shares turns out to be less than the price you selected.

6. Order of Purchase in the Event of Proration. As described in Section 1 of the offer to purchase, stockholders may specify the order in which their shares are to be purchased in the event that, as a result of proration or otherwise, the Company purchases some but not all of the tendered shares pursuant to the terms of the tender offer. The order of purchase may have an effect on the federal income tax treatment of any gain or loss on the shares that the Company purchases. See Sections 1, 5 and 12 of the Offer to Purchase.

7. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

a. Exact Signatures. If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

b. Joint Holders. If the shares are registered in the names of two or more persons, ALL such persons must sign this letter of transmittal.

c. Different Names on Certificates. If any tendered shares are registered in different names on several certificates, you must complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

d. Endorsements. If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s). Signature(s) on any such certificate (s) or stock powers must be guaranteed by an Eligible Institution.

If this letter of transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate (s) for the shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the depositary evidence satisfactory to the Company that such person has authority so to act.

8. Stock Transfer Taxes. Except as provided in this Instruction 8, no stock transfer tax stamps or funds to cover such stamps need to accompany this letter of transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

a. payment of the Purchase Price is to be made to any person other than the registered holder(s);

b. certificate(s) for shares not tendered or tendered but not purchased are to be returned in the name of and to any person other than the registered holder(s) of such shares; OR

c. tendered certificates are registered in the name of any person (s) other than the person (s) signing this letter of transmittal,

then the depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this letter of transmittal.

9. Special Payment and Delivery Instructions. If any of the following conditions holds:

a. check(s) for the Purchase Price of any shares purchased pursuant to the tender offer are to be issued to a person other than the person(s) signing this letter of transmittal; or

b. check(s) for the Purchase Price are to be sent to any person other than the person signing this letter of transmittal, or to the person signing this letter of transmittal, but at a different address; or

c. certificates for any shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this letter of transmittal,

then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions,” as applicable in this letter of transmittal, and make sure that the signatures herein are guaranteed as described in Instructions 1 and 7.

10. Tax Identification Number and Backup Withholding. Under the federal income tax laws, the depositary will be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the tender offer. In order to avoid such backup withholding, each tendering stockholder that is a U.S. person (including a U.S. resident alien) must provide the depositary with such stockholder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth below.

In general, if a stockholder is an individual, the taxpayer identification number is the social security number of such individual. If the depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder pursuant to the tender offer may be subject to backup withholding. Certain stockholders (including; among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the depositary that a foreign individual qualifies as an exempt recipient, such stockholder must submit an IRS Form W-8; signed under penalties of perjury, attesting to that individual’s exempt status. You can obtain such statements from the depositary.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the depositary to withhold 28% of the amount of any payments made pursuant to the tender offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS:

Unless the Company determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, the Company will be required to withhold federal income tax at a rate of 30% from such gross proceeds paid to a foreign stockholder or his agent. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, (iii) a trust whose administration is subject to the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to make all substantial decisions, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. A foreign stockholder may be eligible to file for a refund of such tax or a portion of such tax if such stockholder meets the “complete redemption,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in the offer to purchase under the caption “The Tender Offer—14. U.S. Federal Income Tax Consequences” or if such stockholder is entitled to a reduced rate of withholding pursuant to a treaty and the Company withheld at a higher rate.

In order to obtain a reduced rate of withholding under a tax treaty, a foreign stockholder must deliver to the depositary, before the payment, a properly completed and executed statement claiming such an exemption or reduction. A stockholder can obtain such statements from the depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the depositary a properly executed statement claiming exemption. A stockholder can obtain such statements from the depositary. We urge foreign stockholders to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

11. Irregularities. The Company will determine in its sole discretion all questions as to the Purchase Price, the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares, and the Company’s interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the depositary or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

12. Questions; Requests for Assistance and Additional Copies. Please direct any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery to the depositary at the telephone number and address set forth on the cover page of this letter of transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing any shares has been lost, stolen, destroyed or mutilated, you should complete the affidavit of loss form attached to this letter of transmittal. A fee of $25 plus 1.5% of the value of the missing stock will be deducted from your check.

The letter of transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth on the cover letter of this letter of transmittal.

Any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the depositary at the telephone number and address set forth on the cover letter of this transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, please contact the depositary.

Important: The depositary must receive this letter of transmittal (together with certificate(s) for shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the notice of guaranteed delivery, before the expiration date.

YOU MUST COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for TIN and Certification
Name:
Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership		☐ Exempt from backup withholding ☐ Other
Address (number, street, and apt. or suite no.)
City, state, and ZIP code
Part I Taxpayer Identification Number (“TIN”)
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part 1, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION.”		Social Security Number OR Employer Identification Number
Part II Certification

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) 1 am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) 1 am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. Person è	Date è

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION.”

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.
Sign Here	Signature of U.S. Person è	Date è

AFFIDAVIT OF LOSS

Total number of missing, lost or destroyed shares of First American Capital Common Stock:

The certificate(s) previously representing the above number of shares of Common Stock have been lost, mislaid or destroyed. I/We request that Federal Insurance Company assume liability under the Blanket Lost Instrument Bond #8118-84-74 in favor of UMB Bank, n.a., and, in consideration of the assumption of liability, I/we agree to indemnify and hold harmless Federal Insurance Company, First American Capital Corporation and UMB Bank, n.a., and their respective affiliates collectively, from all loss and cost incurred by them as a result of Federal Insurance Company’s assumption of liability.

The above securities were not endorsed. I/We represent that the securities have not been pledged, assigned, sold or otherwise disposed of.

In the event I/we find or recover the original securities, I/we will immediately return the securities to UMB Bank, n.a., P.O. Box 419064, Kansas City, MO 64141 for cancellation.

Signed, notarized and dated                      200     (If securities are registered in more than one name, all registered owners must sign.)

Registered Owner’s Signature Address Tax ID or Social Security Number Home Telephone Work Telephone	Registered Owner’s Signature Address Tax ID or Social Security Number Home Telephone Work Telephone	Notary sworn to this date above 200 My commission expires 200

Replacement Fee:    A fee of $25 plus 1.5% of the value of the missing stock will be deducted from the proceeds of your check.

ANY PERSON WHO, KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE, CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME.

PLEASE NOTE THE FOLLOWING:

*	If you have lost certificates valued at $100,000 or more, please call UMB Bank, n.a. at 800-884-4225 for further instructions.